UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2015

Grid Petroleum Corporation
Exact name of registrant as specified in its charter

Nevada	000-53276	30-0690324
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 18th Street, Suite 3000, Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(800) 555-3086
Registrant’s telephone number, including area code

412 N. Main Street, Suite 100 Buffalo, WY 82834
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 – Other Events

The Company wishes to clarify erroneous address information contained on certain filings made with the Securities and Exchange Commission between June 1, 2015 and the date of this report, September 28, 2015.  The Company changed the address of its principal executive offices on July 27, 2015 from  412 N. Main Street, Suite 100, Buffalo, WY 82834 to 999 18th Street, Suite 3000, Denver, CO  80202.   At all times effective July 27, 2015 and to date, the Comapny's address has been 999 18th Street, Suite 3000, Denver, CO 80202.

In addition, the Company confirms the following information for its shareholders in respect of our transfer agent, legal counsel and registered public accounting firm:

Transfer Agent
Presidents Stock Transfer
215-515 West Pender Street
Vancouver, BC V6B 6H5

Legal Counsel
SD Mitchell & Associates, PLC
829 Harcourt Rd.
Grosse Pointe Park, MI 48230
(248) 515-6035

Certified Public Accounting Firm
Scrudato & Co., PA
 7 Valley View Drive Califon,
New Jersey 07830
(908) 534-0008

Corporate contact details:
Email – info@gridpetroleum.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grid Petroleum Corporation

Date: September 28, 2015	By:	/s/ Edward Aruda
Edward Aruda
President and Director